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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): AUGUST 6, 2003
                                                  -----------------------------

                               HEALTH GRADES, INC.
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                 (Exact Name of Registrant Specified in Charter)

         DELAWARE                        0-22019                 62-1623449
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

     44 UNION BOULEVARD, SUITE 600
          LAKEWOOD, COLORADO                                            80228
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (303) 716-0041
                                                    ----------------------------

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is being furnished in connection with disclosure pursuant to Item 12 of this Form 8-K.

        Exhibit No.        Description

          99.1             Press Release Dated August 6, 2003

Item 12. Results of Operations and Financial Condition

On August 6, 2003, we issued a press release announcing second quarter 2003 earnings. This information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEALTH GRADES, INC.
                                                  (Registrant)

                                           By: /s/ Allen Dodge
                                               --------------------------------
                                               Allen Dodge
                                               Senior Vice President - Finance/
                                               Chief Financial Officer

Dated: August 6, 2003

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                                  EXHIBIT INDEX

EXHIBIT
  NO.                      DESCRIPTION
-------                    ----------------------------------
   99.1                    Press Release Dated August 6, 2003

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